EXHIBIT 10.35


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of February __, 1999 is made among APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section
9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on
Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative and Collateral Agent.

                                    RECITALS

     I. The Borrowers, the Banks, the Syndication Agent and the Administrative and Collateral Agent are parties to the Amended and Restated Credit Agreement dated as of November 13, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of January 13, 1999 (the "Credit Agreement"), pursuant to which the Banks extended certain credit to the Borrowers.

     II. Pursuant to certain sections of the Credit Agreement, Apria is required to issue the Senior Subordinated Debentures on or prior to February 28, 1999.

     III. The Borrowers have requested that the February 28, 1999 deadline be extended to April 23, 1999.

     IV. The Banks are willing to accommodate the request of the Borrowers on the terms and conditions specified in this Amendment.


                                    AGREEMENT

     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1. Amendment to Section 5.2(a)(E). Section 5.2(a)(E) of the Credit Agreement is hereby amended by replacing the date "February 28, 1999" set forth in such section with the date "April 23, 1999".

     2. Amendment to Section 9.15. Section 9.15 of the Credit Agreement is hereby amended by replacing the date "February 28, 1999" set forth in such section with the date "April 23, 1999".

     3. Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended by replacing the date "February 28, 1999" set forth in such section with the date "April 23, 1999".

     4. Representations. Each of the Borrowers represents and warrants to the Banks that (a) it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment and (b) upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable
principles   relating  to   enforceability.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

          (i) the receipt by the Administrative and Collateral Agent of the consent of the Required Banks;

          (ii) the receipt by the Administrative and Collateral Agent of an opinion of Borrower's counsel in a form satisfactory to the Agents;

          (iii) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Borrowers; and

          (vii) an officer's certificate of Apria to the effect that no Default or Event of Default has occurred or is continuing under the Credit Agreement and that each of the representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as of the date of this Amendment with references to the Agreement being references to the Agreement as amended by this Amendment.

     6. Reference to and Effect on the Credit Agreement, Notes and Guaranty.

          (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (b) This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

          (c) All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

     7. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

     8. Expenses. The Borrowers shall reimburse the Agents on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Agents) incurred by the Agents in connection with the preparation, performance or enforcement of this Amendment.

     9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

     12. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

     13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        APRIA HEALTHCARE GROUP INC.
                                        APRIA HEALTHCARE, INC.
                                        APRIACARE MANAGEMENT SYSTEMS, INC.
                                        APRIA NUMBER TWO, INC.
                                        APRIA HEALTHCARE OF NEW YORK STATE, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION,
                                         as Administrative and Collateral Agent



                                         By:
                                            ------------------------------------
                                            Name: Christine Cordi
                                            Title: Vice President